SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of           September 15, 1995
earliest event reported)

                    RIO HOTEL & CASINO, INC.
       (Exact name of Registrant as specified in charter)

                             Nevada
         (State or other jurisdiction of incorporation)

      0-13760                                   95-3671082
  (Commission File                             (IRS Employee
      Number)                               Identification No.)

3700 West Flamingo Road, Las Vegas, Nevada                89103
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number,          (702) 252-7733
including area code

                         Not Applicable
  (Former name or former address, if changed since last report)



THIS DOCUMENT CONSISTS OF 22 PAGES.  THE EXHIBIT INDEX IS ON PAGE 4.

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

            Rio  Properties, Inc. ("Rio Properties"),  a  wholly-
      owned subsidiary of Rio Hotel & Casino, Inc. (the "Company"), has increased its borrowing capacity by
      $50,000,000 to $175,000,000 pursuant to an amendment to its revolving credit facility ("Amended Rio Bank Loan") which is available to the Company for normal working capital purposes. Rio Properties entered into the Amended Rio Bank Loan with a consortium of banks consisting of Bank of America National Trust and Savings Association; First Interstate Bank of Nevada; First Security Bank of
      Idaho, N.A.; NBD Bank, N.A.; Societe Generale; Bank of America Nevada; U.S. Bank of Nevada; Bank of Scotland; Midlantic Bank, N.A.; and Bank of Hawaii. The increase in available credit under the Amended Rio Bank Loan became effective on September 15, 1995, the date the instrument amending the deed of trust securing the Amended Rio Bank Loan was recorded. The increase was also contingent upon the Company issuing or obtaining commitments to purchase no less than $100,000,000 in aggregate principal amount of its 105/8% Senior Subordinated Notes Due 2005 (the "Notes"), which were issued by the Company on July 21, 1995. Since the proceeds realized by the Company from the sale of the Notes were applied to pay outstanding amounts under the Amended Rio Bank Loan, as of September 15, 1995 no amounts were outstanding under the Rio Bank Loan.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired.
          Not applicable.

      (b) Pro forma financial information.
          Not applicable.

      (c) Exhibits.


Exhibit
NUMBER                         DESCRIPTION

4.01 Sixth Amendment to Credit Agreement made and dated as of July 31, 1995 among Rio Properties, Inc.; Bank of America National Trust and Savings Association, as Agent and as a Bank; and First Interstate Bank of Nevada; First Security Bank of Idaho, N.A.; NBD Bank, N.A.; Societe Generale; Bank of America Nevada; U.S. Bank of Nevada; Bank of Scotland; Midlantic Bank, N.A.; and Bank of Hawaii, as Banks.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RIO HOTEL & CASINO, INC.
                                    (Registrant)


Date:  September 26, 1995     By: /S/ ROGER M. SZEPELAK
                                  Roger M. Szepelak
                                  Treasurer and Chief Financial Officer

                          EXHIBIT INDEX


Exhibit                                                      Page
NUMBER                    DESCRIPTION                       NUMBER

4.01    Sixth Amendment to Credit Agreement made and          5
        dated as of July 31, 1995 among Rio Properties,
        Inc.; Bank of America National Trust and
        Savings Association, as Agent and as a Bank;
        and First Interstate Bank of Nevada; First
        Security Bank of Idaho, N.A.; NBD Bank, N.A.;
        Societe Generale; Bank of America Nevada; U.S.
        Bank of Nevada; Bank of Scotland; Midlantic
        Bank, N.A.; and Bank of Hawaii, as Banks.